SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


                          Date of Report: June 25, 2004

                (Date of earliest Event Reported: April 30, 2004)


                                ESSEX CORPORATION
             (Exact name of Registrant as specified in its charter)



Commission File No.  0-10772


         Virginia                                                  54-0846569
(State or other jurisdiction of                          (IRS Employer ID No.)
incorporation or organization)



         9150 Guilford Road
         Columbia, Maryland                                        21046-2306
(Address of principal executive office)                             (Zip Code)



Registrant's telephone number, including area code:            (301) 939-7000


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                                ESSEX CORPORATION


                  AMENDMENT NO. 1 TO CURRENT REPORT ON FORM 8-K

           We hereby amend our Current Report on Form 8-K filed on May 3, 2004, which announced the completion on April 30, 2004 of our acquisition of Computer Science Innovations, Inc. The purpose of this amendment is to file Computer
Science Innovations, Inc. Financial Statements as of March 31, 2004 and 2003, together with Auditors' Report and the Pro Forma Financial Information (unaudited)

Item 2.    Acquisition or Disposition of Assets


           Pursuant to an Agreement and Plan of Merger dated as of April 28, 2004 (the "Agreement") by and among the Registrant, its wholly-owned subsidiary ("Merger Sub"), Computer Science Innovations, Inc., a Florida corporation ("CSI"), and Computer Science Innovations Employee Stock Ownership Plan, Merger Sub was merged with and into CSI with CSI as the surviving corporation (the "Merger"). The Merger became effective as of April 30, 2004. Pursuant to the terms of the Agreement, CSI shareholders received $8.125 million in exchange for the outstanding common stock of CSI. The terms of the Merger are contained in the Agreement, which was previously filed as an Exhibit to Registrant's report on Form 8-K filed with the Commission on May 3, 2004.


Item 7.    Financial Statements and Exhibits


           (a)  Financial Statements of Business Acquired

               (1) Computer Science Innovations, Inc. Financial Statements for the years ended March 31, 2004 and 2003, together with Auditors' Report are attached hereto as Exhibit 99.2 and are incorporated herein by reference.


           (b) Pro Forma Financial Information (unaudited) presenting the effect of the Merger as if it had been completed on December 29, 2002 for the pro forma consolidated income statements and as of March 28, 2004 for the pro forma consolidated balance sheet are attached hereto as Exhibit 99.3 and are incorporated herein by reference.


           (c)  Exhibits


                    2.1 Agreement and Plan of Merger among Essex Corporation, CSI Acquisition Corp., Computer Science Innovations, Inc. and Computer Science Innovations Employee Stock Ownership Plan, dated April 28, 2004 (excluding Exhibits and Schedules) (incorporated by reference from
                         Exhibit 2.1 to the Registrant's Current Report on Form 8-K filed May 3, 2004)


                    99.1 Press  release  dated April 30, 2004  (incorporated  by reference from Exhibit 99.1 to the Registrant's Current Report on Form 8-K filed May 3, 2004)


                    99.2 Computer Science Innovations, Inc. Financial Statements
                         for the years ended March 31, 2004 and 2003, together with Auditors' Report

                                       2
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                               ESSEX CORPORATION


                    99.3 Pro Forma Financial Information (unaudited)

                         o    For the fiscal year ended December 28, 2003


                         o    For the quarterly period ended March 28, 2004


                         o    Balance Sheet as of March 28, 2004

                                       3

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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ESSEX CORPORATION
                              (Registrant)



                              /S/ JOSEPH R. KURRY, JR.
                              -------------------------------------------------
DATE:  June 25, 2004          Joseph R. Kurry, Jr.
                              Senior Vice President and Chief Financial Officer

                                ESSEX CORPORATION


                                  EXHIBIT INDEX

                    (Pursuant to Item 601 of Regulation S-X)

Exhibit
NUMBER          DESCRIPTION AND METHOD OF FILING

2.1             Agreement  and  Plan  of  Merger among  Essex  Corporation,  CSI
                Acquisition Corp., Computer Science Innovations, Inc. and Computer Science Innovations Employee Stock Ownership Plan, dated as of April 28, 2004, previously filed.

99.1            Press release dated April 30, 2004, previously filed.

99.2            Computer Science Innovations,  Inc. Financial Statements for the
                fiscal  years  ended   March 31, 2004  and 2003,  together  with
                Auditors' Report filed herewith.

99.3            Pro Forma Financial Information (unaudited) filed herewith.